As filed with the Securities and Exchange Commission on January 5, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21421

            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
            --------------------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's telephone number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
            Neuberger Berman Real Estate Securities Income Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                               1601 K Street, N.W.
                           Washington, D.C. 20006-1600
                   (Names and addresses of agents for service)

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

ANNUAL REPORT
OCTOBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN

REAL ESTATE
SECURITIES INCOME
FUND INC.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

CHAIRMAN'S LETTER

Dear Shareholder,

I am pleased to present to you this annual report for Neuberger Berman Real Estate Securities Income Fund Inc. for the fiscal year ended October 31, 2006. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts and other real estate companies.

Portfolio Manager Steven Brown's investment approach combines analysis of security fundamentals and real estate with property sector diversification. His disciplined valuation methodology seeks real estate company securities that are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

We believe our conservative investment philosophy and disciplined investment process will benefit you with superior returns over the long term.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,


/s/ Peter Sundman
-------------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN REAL ESTATE
SECURITIES INCOME FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC.
"Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

CONTENTS

CHAIRMAN'S LETTER                                                             1
PORTFOLIO COMMENTARY                                                          2
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS                               6
FINANCIAL STATEMENTS                                                          9
FINANCIAL HIGHLIGHTS/PER SHARE DATA                                          20
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                      22
DISTRIBUTION REINVESTMENT PLAN                                               23
DIRECTORY                                                                    25
DIRECTORS AND OFFICERS                                                       26
PROXY VOTING POLICIES AND PROCEDURES                                         35
QUARTERLY PORTFOLIO SCHEDULE                                                 35
MARYLAND ANTI-TAKEOVER STATUTES                                              35
NOTICE TO SHAREHOLDERS                                                       36
BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS            37

REAL ESTATE SECURITIES INCOME FUND INC. PORTFOLIO COMMENTARY

Improving commercial real estate fundamentals, increased merger and acquisition activity, and a strong flow of funds from institutional and retail investors translated into excellent gains for the real estate investment trust (REIT) market in the 12 months ended October 31, 2006. REITs once again substantially outperformed the broad equity markets, with the FTSE NAREIT Equity REITs Index returning 36.36% versus the Dow Jones Industrial Average's 18.47%, the S&P 500's 16.33%, and the NASDAQ Composite's 11.62% respective gains. On a net asset value
(NAV) basis, Neuberger Berman Real Estate Securities Income Fund Inc. (AMEX:
NRO) slightly outperformed the FTSE NAREIT benchmark for the fiscal year.

Office, Apartment, Diversified, and Health Care sector investments had an especially positive impact on portfolio total return. Driven by job growth, office REIT fundamentals continue to improve, with supply/demand dynamics showing particular strength in coastal cities including New York, Washington, DC and Los Angeles. Office occupancy rates have already trended higher, foreshadowing higher lease prices in 2007. High home prices and higher mortgage rates have finally undermined the new housing market, turning more potential buyers into renters and improving the outlook for apartment REITs. We believe this trend will remain intact until the housing market stabilizes.

Although an underweight compared to the benchmark, the relatively weak Regional Mall sector made only a slightly positive contribution to portfolio total return. We believe "retail" REITs (the Shopping Center and Regional Mall sectors) may be vulnerable if ongoing weakness in the housing market undermines consumer confidence and still high energy prices pinch consumer cash flows.

Commercial real estate fundamentals remain healthy. Rising demand and restrained supply growth resulting from an estimated 10% to 20% increase in development costs have translated into higher occupancy rates, increasing rental and lease prices, and above average REIT earnings growth in most property sectors. With REITs currently trading at 19 times earnings versus a historical average P/E of 12.2, strong earnings growth in the year ahead is at least partially discounted in REIT valuations. Also, REITs' 4% average yield is well below the roughly 7% historical average. However, it is important to remember that because REITs must distribute at least 90% of earnings to shareholders, rising earnings translate into dividend increases.

REITs have become more fully valued relative to historic average price/earnings ratios and yield. Relative to net asset value (NAV), they are trading at their historical average premium of 107%. This year alone, we have seen more than a dozen publicly traded REITs taken over (in dollar volume, in excess of $25 billion), mostly by well-funded real estate opportunity funds. On average, these deals are being done at a 10% to 15% premium to published NAVs--an indication that NAVs should be revised upward to more accurately reflect "real world" economic value. We expect institutional money to continue to flow into alternative investment pools including real estate opportunity funds. Consequently, we expect further consolidation in the REIT market to continue to surface value.

Historically, REITs have delivered average annual percentage returns in the low teens, with approximately 60% of the return coming from dividends and 40% from price appreciation. In the year ahead, we believe that REITs are capable of matching this historical return average with earnings- and deal activity-driven price appreciation playing a bigger role in the total return equation.

REIT preferred stock yields are now in the 7.5% to 8% range, materially higher than the yield on preferred shares in other stock market sectors and still attractive relative to the current 4.6% yield on the 10-year Treasury note. If the economy appears to be heading for a harder than anticipated landing and the Federal Reserve begins to ease monetary policy in 2007, the capital appreciation potential of REIT preferred stocks should improve.

Sincerely,


/s/ Steven R. Brown
-------------------------------------
STEVEN R. BROWN
PORTFOLIO MANAGER

                                               NEUBERGER BERMAN OCTOBER 31, 2006

                                                                     REAL ESTATE
                                                          SECURITIES INCOME FUND
                                                          AMEX TICKER SYMBOL NRO
1 YEAR TOTAL RETURN

NAV(1),(3)                                                                37.59%
MARKET PRICE(2),(3)                                                       40.49%
AVERAGE ANNUAL TOTAL RETURN (Life of Fund as of October 31, 2006)

NAV(1),(3)                                                                23.94%
MARKET PRICE(2),(3)                                                       15.89%
INCEPTION DATE                                                        10/28/2003

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS)

Apartments                                               14.0%
Commercial Services                                       9.4
Community Centers                                         2.6
Diversified                                              23.0
Freestanding                                              1.5
Health Care                                              17.5
Industrial                                                7.2
Lodging                                                  13.3
Manufactured Homes                                        2.0
Office                                                   30.2
Office-Industrial                                         2.1
Regional Malls                                            7.4
Self Storage                                              2.6
Short-Term Investments                                   11.0
Liabilities, less cash, receivables and other assets    (43.8)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

(1)  Returns based on Net Asset Value ("NAV") of the Fund.

(2)  Returns based on market price of Fund shares on the American Stock
     Exchange.

(3) Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of the Fund would be lower.

(4) Unaudited performance data current to the most recent month-end are available at www.nb.com

                                               NEUBERGER BERMAN OCTOBER 31, 2006

GLOSSARY OF INDICES

FTSE NAREIT EQUITY REITs INDEX:   Tracks the performance of all Equity REITs
                                  currently listed on the New York Stock
                                  Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

S&P 500 INDEX:                    The S&P 500 Index is widely regarded as the
                                  standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

DOW JONES INDUSTRIAL AVERAGE:     A price-weighted average of 30 actively traded
                                  blue-chip stocks, primarily industrials, including stocks that trade on the New York
                                  Stock Exchange. The 30 stocks are chosen by the editors of the Wall Street Journal.

NASDAQ COMPOSITE:                 The NASDAQ Composite is a broad market index
                                  that encompasses about 4,000 issues traded on the Nasdaq National Market. The index is calculated based on a market cap weighting and the top 10 stocks in the index account for greater than 30% of the Nasdaq.

Please note that the indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index. Data about the performance of the index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its index.

SCHEDULE OF INVESTMENTS REAL ESTATE SECURITIES INCOME FUND INC.

TOP TEN EQUITY HOLDINGS

   HOLDING                              %

 1 iStar Financial                     8.0
 2 OMEGA Healthcare Investors          7.1
 3 Maguire Properties                  6.7
 4 Crescent Real Estate Equities       6.0
 5 Apartment Investment & Management   5.5
 6 Colonial Properties Trust           4.6
 7 HRPT Properties Trust               4.5
 8 Nationwide Health Properties        4.5
 9 Glimcher Realty Trust               4.4
10 Equity Office Properties Trust      4.2

                                                                  MARKET VALUE+
NUMBER OF SHARES                                                 (000'S OMITTED)
COMMON STOCKS (101.4%)
APARTMENTS (12.6%)
     591,100   Apartment Investment & Management                     $ 33,882
     270,800   Archstone-Smith Trust                                   16,305
     175,000   BNP Residential Properties                               4,181
     110,000   Camden Property Trust                                    8,879
     448,900   Education Realty Trust                                   6,944
      49,400   Home Properties                                          3,121
     172,400   Mid-America Apartment Communities                       10,973
      93,200   Post Properties                                          4,565
                                                                     --------
                                                                       88,850
COMMERCIAL SERVICES (9.4%)
     457,600   Capital Trust                                           20,368
     182,000   Deerfield Triarc Capital                                 2,705
     866,300   Gramercy Capital                                        24,170
      50,000   Newcastle Investment                                     1,483
   1,159,100   NorthStar Realty Finance                                17,560
                                                                     --------
                                                                       66,286
COMMUNITY CENTERS (1.7%)
     146,200   Cedar Shopping Centers                                   2,443
     174,400   New Plan Excel Realty Trust                              5,023
     117,400   Tanger Factory Outlet Centers                            4,379^^
                                                                     --------
                                                                       11,845
DIVERSIFIED (18.1%)
     631,700   Colonial Properties Trust                               31,831
   1,511,500   Crescent Real Estate Equities                           32,951@@
     784,800   iStar Financial                                         36,360
     143,300   Lexington Corporate Properties Trust                     3,052@@
     761,500   Newkirk Realty Trust                                    12,900
     949,900   Spirit Finance                                          11,313
                                                                     --------
                                                                      128,407
FREESTANDING (1.5%)
     479,000   National Retail Properties                              10,763@@

HEALTH CARE (13.7%)
     497,800   Health Care Property Investors                          15,631
     231,700   Health Care REIT                                         9,565@@
     101,700   Healthcare Realty Trust                                  4,119
      66,700   LTC Properties                                           1,807
   1,110,500   Nationwide Health Properties                            31,916
   2,010,900   OMEGA Healthcare Investors                            $ 33,944
                                                                     --------
                                                                       96,982
INDUSTRIAL (7.2%)
     430,529   EastGroup Properties                                    22,917
     614,800   First Industrial Realty Trust                           28,262@@
                                                                     --------
                                                                       51,179
LODGING (3.5%)
     296,500   Ashford Hospitality Trust                                3,819
     433,000   Hospitality Properties Trust                            20,983
                                                                     --------
                                                                       24,802
OFFICE (24.9%)
   1,303,000   American Financial Realty Trust                         15,206
     502,813   Brandywine Realty Trust                                 16,774
     700,000   Equity Office Properties Trust                          29,750@@
     248,200   Glenborough Realty Trust                                 6,448
     556,700   Highwoods Properties                                    21,266
   2,689,500   HRPT Properties Trust                                   32,005
     139,400   Kilroy Realty                                           10,501
      41,800   Mack-Cali Realty                                         2,211
     622,000   Maguire Properties                                      26,597
     350,100   Reckson Associates Realty                               15,446
                                                                     --------
                                                                      176,204
OFFICE--INDUSTRIAL (1.5%)
     215,000   Liberty Property Trust                                  10,363

REGIONAL MALLS (4.7%)
     740,500   Glimcher Realty Trust                                   19,075
      36,100   Macerich Co.                                             2,901
     258,900   Pennsylvania REIT                                       11,159
                                                                     --------
                                                                       33,135
SELF STORAGE (2.6%)
     127,000   Extra Space Storage                                      2,342
     267,700   Sovran Self Storage                                     15,789
                                                                     --------
                                                                       18,131
TOTAL COMMON STOCKS
(COST $500,007)                                                       716,947
                                                                     --------
PREFERRED STOCKS (31.4%)
APARTMENTS (1.4%)
     190,000   Apartment Investment & Management, Ser. U                4,839
     200,000   Associated Estates Realty, Ser. B                        5,270
                                                                     --------
                                                                       10,109

                                               NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS REAL ESTATE INCOME FUND INC. CONT'D

                                                                  MARKET VALUE+
NUMBER OF SHARES                                                 (000'S OMITTED)
COMMUNITY CENTERS (0.9%)
       60,000   Cedar Shopping Centers, Ser. A                      $    1,605
       70,000   Saul Centers, Ser. A                                     1,793
      110,000   Tanger Factory Outlet Centers, Ser. C                    2,794
                                                                    ----------
                                                                         6,192
DIVERSIFIED (4.9%)
       32,400   Colonial Properties Trust, Ser. E                          823
      160,000   Cousins Properties, Ser. B                               4,040
      430,000   Crescent Real Estate Equities, Ser. A                    9,438
      200,000   iStar Financial, Ser. G                                  5,062
      600,000   iStar Financial, Ser. I                                 15,240
                                                                    ----------
                                                                        34,603
HEALTH CARE (3.8%)
      417,000   LTC Properties, Ser. F                                  10,738
      600,000   OMEGA Healthcare Investors, Ser. D                      15,960
                                                                    ----------
                                                                        26,698
LODGING (9.8%)
      165,000   Ashford Hospitality Trust, Ser. A                        4,307
      132,800   Eagle Hospitality Properties Trust, Ser. A               3,373
       54,600   Equity Inns, Ser. B                                      1,446
      327,700   Felcor Lodging Trust, Ser. C                             8,209
       80,900   Hersha Hospitality Trust, Ser. A                         2,111
       42,000   Host Hotels & Resorts, Ser. E                            1,147
      780,000   Innkeepers USA Trust, Ser. C                            19,859
      140,000   LaSalle Hotel Properties, Ser. D                         3,640@@
      123,000   LaSalle Hotel Properties, Ser. E                         3,198
       50,000   Strategic Hotels & Resorts, Ser. A                       1,272**
      203,100   Strategic Hotels & Resorts, Ser. C                       5,369
      135,000   Sunstone Hotel Investors, Ser. A                         3,470
      480,000   Winston Hotels, Ser. B                                  12,168
                                                                    ----------
                                                                        69,569
MANUFACTURED HOMES (2.0%)
      600,000   Affordable Residential Communities, Ser. A              14,400

OFFICE (5.3%)
      100,000   Brandywine Realty Trust, Ser. C                    $     2,576
       80,000   Brandywine Realty Trust, Ser. D                          2,004
       90,000   Corporate Office Properties Trust, Ser. H                2,295
        6,000   Highwoods Properties, Ser. A                             6,535
      840,000   Maguire Properties, Ser. A                              20,874
      100,000   SL Green Realty, Ser. C                                  2,582
       20,000   SL Green Realty, Ser. D                                    516
                                                                    ----------
                                                                        37,382
OFFICE--INDUSTRIAL (0.6%)
       70,000   Digital Realty Trust, Ser. A                             1,824
       60,800   Digital Realty Trust, Ser. B                             1,563
       32,000   PS Business Parks, Ser. K                                  839
                                                                    ----------
                                                                         4,226
REGIONAL MALLS (2.7%)
       50,000   Glimcher Realty Trust, Ser. F                            1,280
      425,000   Glimcher Realty Trust, Ser. G                           10,748
       78,400   Taubman Centers, Ser. G                                  2,078
      191,600   Taubman Centers, Ser. H                                  4,981
                                                                    ----------
                                                                        19,087

TOTAL PREFERRED STOCKS
(COST $215,871)                                                        222,266
                                                                    ----------
SHORT-TERM INVESTMENTS (11.0%)
    7,129,374   Neuberger Berman Prime Money Fund Trust Class           7,129@
   70,512,501   Neuberger Berman Securities Lending Quality
                   Fund, LLC                                           70,513+++
                                                                    ----------
TOTAL SHORT-TERM INVESTMENTS
(COST $77,642)                                                          77,642#
                                                                    ----------
TOTAL INVESTMENTS (143.8%)
(COST $793,520)                                                      1,016,855##
Liabilities, less cash, receivables and other assets [(9.1%)]          (64,625)
Liquidation Value of Auction Market Preferred Shares [(34.7%)]        (245,000)
                                                                    ----------
TOTAL NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS (100.0%)                                        $  707,230
                                                                    ----------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At October 31, 2006, the cost of investments for U.S. federal income tax purposes was $793,520,000. Gross unrealized appreciation of investments was $224,011,000 and gross unrealized depreciation of investments was $676,000, resulting in net unrealized appreciation of $223,335,000, based on cost for U.S. federal income tax purposes.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & E of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

@@ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

+++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

** Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At October 31, 2006, these securities amounted to $1,272,000 or 0.2% of net assets applicable to common shareholders.

^^ All or a portion of this security is segregated as collateral for interest rate swap contracts.

See Notes to Financial Statements

                                                                        NEUBERGER BERMAN OCTOBER 31, 2006



STATEMENT OF ASSETS AND LIABILITIES

                                                                                              REAL ESTATE
NEUBERGER BERMAN                                                                               SECURITIES
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                      INCOME FUND
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE[+][+] (NOTES A & E)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                                        $  939,213
---------------------------------------------------------------------------------------------------------
   Affiliated issuers                                                                              77,642
=========================================================================================================
                                                                                                1,016,855
   Interest rate swaps, at market value (Note A)                                                    5,814
---------------------------------------------------------------------------------------------------------
   Dividends and interest receivable                                                                2,338
   Receivable for securities lending income (Note A)                                                  200
---------------------------------------------------------------------------------------------------------
   Prepaid expenses and other assets                                                                   12
=========================================================================================================
TOTAL ASSETS                                                                                    1,025,219
=========================================================================================================
LIABILITIES
   Payable for collateral on securities loaned (Note A)                                            70,513
   Distributions payable--preferred shares                                                            410
---------------------------------------------------------------------------------------------------------
   Distributions payable--common shares                                                               352
   Payable for securities purchased                                                                   938
---------------------------------------------------------------------------------------------------------
   Payable to investment manager--net (Notes A & B)                                                   278
   Payable to administrator (Note B)                                                                  199
---------------------------------------------------------------------------------------------------------
   Payable for securities lending fees (Note A)                                                       190
   Accrued expenses and other payables                                                                109
=========================================================================================================
TOTAL LIABILITIES                                                                                  72,989
=========================================================================================================
AUCTION MARKET PREFERRED SHARES SERIES A, B, C & D AT LIQUIDATION VALUE
   12,000 shares authorized; 9,800 shares issued and outstanding
   $.0001 par value; $25,000 liquidation value per share (Note A)                                 245,000
=========================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                          $  707,230
=========================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
   Paid-in capital--common shares                                                              $  462,576
   Distributions in excess of net investment income                                                  (860)
---------------------------------------------------------------------------------------------------------
   Accumulated net realized gains (losses) on investments                                          16,375
   Net unrealized appreciation (depreciation) in value of investments                             229,139
=========================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                          $  707,230
=========================================================================================================
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE; 999,988,000 SHARES AUTHORIZED)                        33,316
=========================================================================================================
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                                   $    21.23
=========================================================================================================
[+]SECURITIES ON LOAN, AT MARKET VALUE                                                         $   68,391
=========================================================================================================
[*]COST OF INVESTMENTS:
   Unaffiliated issuers                                                                        $  715,878
   Affiliated issuers                                                                              77,642
=========================================================================================================
TOTAL COST OF INVESTMENTS                                                                      $  793,520
=========================================================================================================

See Notes to Financial Statements


                                                           NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2006

STATEMENT OF OPERATIONS

                                                                                                    REAL ESTATE
NEUBERGER BERMAN                                                                                     SECURITIES
(000'S OMITTED)                                                                                     INCOME FUND
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                                 $  33,046
Interest income--unaffiliated issuers                                                                         1
---------------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note E)                                                      274
Income from securities loaned--net (Note E)                                                                 264
===============================================================================================================
Total income                                                                                             33,585
===============================================================================================================
EXPENSES:
Investment management fees (Notes A & B)                                                                  5,135
Administration fees (Note B)                                                                              2,139
---------------------------------------------------------------------------------------------------------------
Auction agent fees (Note B)                                                                                 622
Audit fees                                                                                                   45
---------------------------------------------------------------------------------------------------------------
Basic maintenance expense (Note B)                                                                           25
Custodian fees (Note B)                                                                                     188
---------------------------------------------------------------------------------------------------------------
Directors' fees and expenses                                                                                 31
Insurance expense                                                                                            38
---------------------------------------------------------------------------------------------------------------
Legal fees                                                                                                   69
Shareholder reports                                                                                         117
---------------------------------------------------------------------------------------------------------------
Stock exchange listing fees                                                                                  13
Stock transfer agent fees                                                                                    35
---------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                                44
===============================================================================================================
Total expenses                                                                                            8,501
Investment management fees waived (Notes A & B)                                                          (2,144)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)             (26)
===============================================================================================================
Total net expenses                                                                                        6,331
===============================================================================================================
Net investment income                                                                                    27,254
===============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                                                50,077
   Interest rate swap contracts                                                                           3,006
---------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                                   124,376
   Interest rate swap contracts                                                                          (1,519)
===============================================================================================================
Net gain (loss) on investments                                                                          175,940
===============================================================================================================
Distributions to Preferred Shareholders                                                                 (11,503)
===============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS     $ 191,691
===============================================================================================================

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS

                                              REAL ESTATE SECURITIES INCOME FUND

NEUBERGER BERMAN                                          YEAR ENDED OCTOBER 31,
(000'S OMITTED)                                              2006        2005
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                               $ 27,254    $ 19,779
Net realized gain (loss) on investments                      53,083      21,018
--------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
investments                                                 122,857      45,346
================================================================================
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM (NOTE A):
Net investment income                                        (6,133)     (3,968)
Net realized gain on investments                             (5,370)     (2,732)
--------------------------------------------------------------------------------
Tax return of capital                                            --        (525)
Total distributions to preferred shareholders               (11,503)     (7,225)
================================================================================
Net increase (decrease) in net assets applicable to
common shareholders resulting from operations               191,691      78,918
================================================================================
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE A):
Net investment income                                       (26,189)    (21,958)
Net realized gain on investments                            (22,926)    (15,116)
--------------------------------------------------------------------------------
Tax return of capital                                            --      (2,906)
================================================================================
Total distributions to common shareholders                  (49,115)    (39,980)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS                                         142,576      38,938
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of year                                           564,654     525,716
================================================================================
End of year                                                $707,230    $564,654
================================================================================
Distributions in excess of net investment income at end
of year                                                    $   (860)   $   (774)
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS REAL ESTATE SECURITIES INCOME FUND INC.

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

     As determined on October 31, 2006, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

     The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 was as follows:

                                         DISTRIBUTIONS PAID FROM:

                                         LONG-TERM             TAX RETURN OF
          ORDINARY INCOME              CAPITAL GAIN               CAPITAL                  TOTAL
         2006          2005          2006          2005      2006      2005          2006          2005
     $32,322,108   $25,926,597   $28,295,937   $17,847,875    $--   $3,430,524   $60,618,045   $47,204,996

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     As of October 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED          LOSS
   ORDINARY       LONG-TERM      APPRECIATION    CARRYFORWARDS
    INCOME          GAIN        (DEPRECIATION)   AND DEFERRALS       TOTAL
     $--         $16,374,700     $229,040,155         $--        $245,414,855

     The difference between book and tax basis distributable earnings is attributable primarily to timing differences of distribution payments and income recognized on interest rate swaps.

5 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2006 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

     The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2006, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2006, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

NOTES TO FINANCIAL STATEMENTS REAL ESTATE SECURITIES INCOME FUND INC. CONT'D

     On September 28, 2006, the Fund declared two monthly distributions to common shareholders in the amount of $0.10 per share per month, payable after the close of the reporting period, on November 30, 2006 and December 29, 2006, to shareholders of record on November 15, 2006 and December 15, 2006, respectively, with ex-dates of November 13, 2006 and December 13, 2006, respectively.

6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7 REDEEMABLE PREFERRED SHARES: On December 10, 2003, the Fund re-classified 12,000 unissued shares of capital stock as Series A Auction Market Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares and Series D Auction Market Preferred Shares ("AMPS"). On January 27, 2004, the Fund issued 2,450 Series A AMPS, 2,450 Series B AMPS, 2,450 Series C AMPS and 2,450 Series D AMPS. All AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

     Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days for Series A and Series B AMPS and every 28 days for Series C and Series D AMPS. Distribution rates are reset every 7 days for Series A and Series B AMPS and every 28 days for Series C and Series D AMPS based on the results of an auction, except during special rate periods. For the year ended October 31, 2006, distribution rates ranged from 3.90% to 5.15% for Series A, 3.73% to 5.15% for Series B, 3.90% to 5.35% for Series C and 3.75% to 5.25% for Series D AMPS. The Fund declared distributions to preferred shareholders for the period November 1, 2006 to November 30, 2006 of ($252,137, $255,542, $265,542 and $264,051) for Series A, Series B,
     Series C and Series D AMPS, respectively.

     The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

8 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

     Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2006, the Fund had outstanding interest rate swap contracts as follows:

                                                            RATE TYPE
                                                   --------------------------
                                                   FIXED-RATE   VARIABLE-RATE      ACCRUED
                                                    PAYMENTS       PAYMENTS     NET INTEREST     UNREALIZED
     SWAP         NOTIONAL                           MADE BY     RECEIVED BY     RECEIVABLE     APPRECIATION       TOTAL
COUNTER PARTY      AMOUNT       TERMINATION DATE    THE FUND     THE FUND(1)      (PAYABLE)    (DEPRECIATION)   FAIR VALUE
Merrill Lynch   $100,000,000   February 23, 2008     3.035%         5.32%          $57,125       $2,701,692     $2,758,817
Merrill Lynch     85,000,000   February 23, 2009     3.387%         5.32%           41,076        3,014,444      3,055,520
                                                                                   -------       ----------     ----------
                                                                                   $98,201       $5,716,136     $5,814,337

(1)  30 day LIBOR (London Interbank Offered Rate) at October 19, 2006.

9 SECURITY LENDING: Since 2005, a third party, eSecLending has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

     From October 4, 2005 to October 3, 2006, the Fund lent its securities to a single principal borrower that was selected through the bidding process. Through another bidding process in August 2006, and pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

NOTES TO FINANCIAL STATEMENTS REAL ESTATE SECURITIES INCOME FUND INC. CONT'D

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended October 31, 2006, the Fund received net income under the securities lending arrangements of approximately $264,000, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended October 31, 2006, "Income from securities loaned-net" consisted of approximately $2,226,000 in income earned on cash collateral and guaranteed amounts (including approximately $1,840,000 of interest income earned from the Quality Fund and $8,000 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $1,962,000 (including approximately $6,000 retained by Neuberger).

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2006, management fees waived under this Arrangement amounted to $4,821 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended October 31, 2006, income earned under this Arrangement amounted to $273,783 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 CONCENTRATION OF RISK: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

13 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
     AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

     Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

     YEAR ENDED       % OF AVERAGE
     OCTOBER 31,   DAILY MANAGED ASSETS
     ----------------------------------
     2006 - 2008       0.25
     2009              0.19
     2010              0.13
     2011              0.07

     Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

     For the year ended October 31, 2006, such waived fees amounted to $2,139,412.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended October 31, 2006, the impact of this arrangement was a reduction of expenses of $20,136.

NOTES TO FINANCIAL STATEMENTS REAL ESTATE SECURITIES INCOME FUND INC. CONT'D

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2006, the impact of this arrangement was a reduction of expenses of $5,938.

     In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

     In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the AMPS. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended October 31, 2006, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $118,966,692 and $91,276,242, respectively.

     During the year ended October 31, 2006, brokerage commissions on securities transactions amounted to $366,314, of which Neuberger received $14, Lehman Brothers Inc. received $58,709, and other brokers received $307,591.

     NOTE D--CAPITAL:

     At October 31, 2006, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

                                              COMMON SHARES      COMMON SHARES
                                               OUTSTANDING    OWNED BY NEUBERGER
                                                33,316,439           6,981

     There were no transactions in common shares for the years ended October 31, 2006 and October 31, 2005.

                                                                          NEUBERGER BERMAN OCTOBER 31, 2006

     NOTE E--INVESTMENTS IN AFFILIATES*:

                                                                                               INCOME FROM
                                                                                               INVESTMENTS
                        BALANCE OF                                 BALANCE OF                 IN AFFILIATED
                       SHARES HELD       GROSS          GROSS     SHARES HELD      VALUE         ISSUERS
                       OCTOBER 31,     PURCHASES      SALES AND   OCTOBER 31,   OCTOBER 31,    INCLUDED IN
NAME OF ISSUER             2005      AND ADDITIONS   REDUCTIONS       2006          2006       TOTAL INCOME
Neuberger Berman
Prime Money Fund
Trust Class**            4,143,881     119,991,969   117,006,476    7,129,374   $ 7,129,374     $  273,783
Neuberger Berman
Securities Lending
Quality Fund, LLC***    14,692,101     310,935,411   255,115,011   70,512,501    70,512,501      1,839,634
                                                                                -----------     ----------
TOTAL                                                                           $77,641,875     $2,113,417
                                                                                -----------     ----------

*    Affiliated issuers, as defined in the 1940 Act.

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

*** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE F--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

FINANCIAL HIGHLIGHTS REAL ESTATE SECURITIES INCOME FUND INC.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                                    ONE DAY
                                                                                                 PERIOD ENDED
                                                                      YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                                   ---------------------------   ------------
                                                                     2006      2005      2004        2003^
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                  $ 16.95   $ 15.78   $ 14.29     $14.32
                                                                   -------   -------   -------     ------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO
   COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)~                                          .82       .59       .79       (.00)
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)      5.28      2.00      1.96         --
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED
   SHAREHOLDERS FROM:
NET INVESTMENT INCOME ~                                               (.19)     (.12)     (.05)        --
NET CAPITAL GAINS ~                                                    (.16)     (.08)     (.01)        --
TAX RETURN OF CAPITAL ~                                                 --      (.02)     (.02)        --
                                                                   -------   -------   -------     ------
TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                         (.35)     (.22)     (.08)        --
                                                                   -------   -------   -------     ------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO
   COMMON SHAREHOLDERS                                                5.75      2.37      2.67       (.00)
                                                                   -------   -------   -------     ------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
NET INVESTMENT INCOME                                                 (.79)     (.66)     (.69)        --
NET CAPITAL GAINS                                                     (.68)     (.45)     (.18)        --
TAX RETURN OF CAPITAL                                                   --      (.09)     (.23)        --
                                                                   -------   -------   -------     ------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                           (1.47)    (1.20)    (1.10)        --
                                                                   -------   -------   -------     ------
LESS CAPITAL CHARGES FROM:
ISSUANCE OF COMMON SHARES                                               --        --      (.00)      (.03)
ISSUANCE OF PREFERRED SHARES                                            --        --      (.08)        --
                                                                   -------   -------   -------     ------
TOTAL CAPITAL CHARGES                                                   --        --      (.08)      (.03)
                                                                   -------   -------   -------     ------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                        $ 21.23   $ 16.95   $ 15.78     $14.29
                                                                   -------   -------   -------     ------
COMMON SHARE MARKET VALUE, END OF PERIOD                           $ 18.16   $ 14.20   $ 14.42     $15.01
                                                                   -------   -------   -------     ------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                         +37.59%   +16.61%   +19.30%     -0.24%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                            +40.49%    +6.90%    +3.79%     +0.07%**
RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS,
   END OF PERIOD (IN MILLIONS)                                     $ 707.2   $ 564.7   $ 525.7     $414.6
PREFERRED SHARES, AT LIQUIDATION VALUE ($25,000 PER SHARE
   LIQUIDATION PREFERENCE) (IN MILLIONS)                           $ 245.0   $ 245.0   $ 245.0     $   --
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS#                                               1.04%     1.08%     1.02%      3.57%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS++                                              1.04%     1.08%     1.01%      3.57%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED SHARE
   DISTRIBUTIONS TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS                                                4.46%     3.56%     5.41%     (2.65%)*
RATIO OF PREFERRED SHARE DISTRIBUTIONS TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS                                  1.88%     1.30%      .54%        --%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED
   SHARE DISTRIBUTIONS TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS                                                2.58%     2.26%     4.87%        --%*
PORTFOLIO TURNOVER RATE                                                 11%        8%       50%         0%**
ASSET COVERAGE PER PREFERRED SHARE, END OF PERIOD@                 $97,208   $82,650   $78,659     $   --

See Notes to Financial Highlights

                                               NEUBERGER BERMAN OCTOBER 31, 2006

NOTES TO FINANCIAL HIGHLIGHTS REAL ESTATE SECURITIES INCOME FUND INC.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

                                                                      ONE DAY
                                                   YEAR ENDED       PERIOD ENDED
                                                   OCTOBER 31,       OCTOBER 31,
                                               2006   2005   2004       2003
                                               1.39%  1.44%  1.36%     3.82%

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

++ Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

~ Calculated based on the average number of shares outstanding during each fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Neuberger Berman Real Estate Securities Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund"), including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Real Estate Securities Income Fund Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ ERNST & YOUNG LLP

Boston, Massachusetts
December 8, 2006

                                               NEUBERGER BERMAN OCTOBER 31, 2006

DISTRIBUTION REINVESTMENT PLAN

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

DISTRIBUTION REINVESTMENT PLAN CONT'D

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

DIRECTORY

INVESTMENT MANAGER AND ADMINISTRATOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT
The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

DIRECTORS AND OFFICERS

The following tables set forth information concerning the directors and officers of the Fund. All persons named as directors and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about Fund directors as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.


INFORMATION ABOUT THE BOARD OF DIRECTORS

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                             FUND COMPLEX
                                                                             OVERSEEN BY      OTHER DIRECTORSHIPS HELD
NAME, AGE, ADDRESS(1) AND     LENGTH OF                                         FUND          OUTSIDE FUND COMPLEX BY
  POSITION(2) WITH FUND      TIME SERVED     PRINCIPAL OCCUPATION(S)(4)      DIRECTOR(5)           FUND DIRECTOR
------------------------------------------------------------------------------------------------------------------------
                                                         CLASS I


INDEPENDENT FUND DIRECTORS

Faith Colish (71)           Since the      Counsel, Carter Ledyard &              56        Advisory Director, ABA
Director                    Inception of   Milburn LLP (law firm) since                     Retirement Funds (formerly,
                            the Fund(3)    October 2002; formerly,                          American Bar Retirement
                                           Attorney-at-Law and President,                   Association (ABRA)) since
                                           Faith Colish, A Professional                     1997 (not-for-profit
                                           Corporation, 1980 to 2002.                       membership association).

Cornelius T. Ryan (75)      Since the      Founding General Partner,              56        None.
Director                    Inception of   Oxford Partners and Oxford
                            the Fund(3)    Bioscience Partners (venture
                                           capital investing) and
                                           President, Oxford Venture
                                           Corporation since 1981.

Peter P. Trapp (62)         Since the      Regional Manager for Mid-              56        None.
Director                    Inception of   Southern Region, Ford Motor
                            the Fund(3)    Credit Company since
                                           September 1997; formerly,
                                           President, Ford Life Insurance
                                           Company, April 1995 to August
                                           1997.

                                                                                     NEUBERGER BERMAN OCTOBER 31, 2006

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
                                                                             OVERSEEN BY      OTHER DIRECTORSHIPS HELD
NAME, AGE, ADDRESS(1) AND     LENGTH OF                                         FUND          OUTSIDE FUND COMPLEX BY
  POSITION(2) WITH FUND      TIME SERVED     PRINCIPAL OCCUPATION(S)(4)      DIRECTOR(5)           FUND DIRECTOR
------------------------------------------------------------------------------------------------------------------------
FUND DIRECTOR WHO IS AN "INTERESTED PERSON"

Peter E. Sundman* (47)      Since the      Executive Vice President,              56        Director and Vice President,
Chief Executive Officer,    Inception of   Neuberger Berman Inc. (holding                   Neuberger & Berman Agency,
Director and Chairman of    the Fund(3)    company) since 1999; Head of                     Inc. since 2000; formerly,
the Board                                  Neuberger Berman Inc.'s Mutual                   Director, Neuberger Berman
                                           Funds Business (since 1999)                      Inc. (holding company),
                                           and Institutional Business                       October 1999 to March 2003;
                                           (1999 to October 2005);                          Trustee, Frost Valley YMCA;
                                           responsible for Managed                          Trustee, College of Wooster.
                                           Accounts Business and
                                           intermediary distribution
                                           since October 1999; President
                                           and Director, Management since
                                           1999; Managing Director,
                                           Neuberger since 2005;
                                           formerly, Executive Vice
                                           President, Neuberger, 1999 to
                                           December 2005; formerly,
                                           Principal, Neuberger, 1997 to
                                           1999; formerly, Senior Vice
                                           President, Management, 1996 to
                                           1999.

                                                       CLASS II**



INDEPENDENT FUND DIRECTORS


John Cannon (76)            Since the      Consultant; formerly,                  56        Independent Trustee or
Director                    Inception of   Chairman, CDC Investment                         Director of three series of
                            the Fund(3)    Advisers (registered                             Oppenheimer Funds: Limited
                                           investment adviser), 1993 to                     Term New York Municipal
                                           January 1999; formerly,                          Fund, Rochester Fund
                                           President and Chief Executive                    Municipals, and Oppenheimer
                                           Officer, AMA Investment                          Convertible Securities Fund
                                           Advisors, an affiliate of the                    since 1992.
                                           American Medical Association.

C. Anne Harvey (69)         Since the      President, C.A. Harvey                 56        Formerly, President, Board
Director                    Inception of   Associates since October 2001;                   of Associates to The
                            the Fund(3)    formerly, Director, AARP, 1978                   National Rehabilitation
                                           to December 2001.                                Hospital's Board of
                                                                                            Directors, 2001 to 2002;
                                                                                            formerly, Member, Individual
                                                                                            Investors Advisory Committee
                                                                                            to the New York Stock
                                                                                            Exchange Board of Directors,
                                                                                            1998 to June 2002.


DIRECTORS AND OFFICERS CONT'D

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
                                                                             OVERSEEN BY      OTHER DIRECTORSHIPS HELD
NAME, AGE, ADDRESS(1) AND     LENGTH OF                                         FUND           OUTSIDE FUND COMPLEX BY
  POSITION(2) WITH FUND      TIME SERVED     PRINCIPAL OCCUPATION(S)(4)      DIRECTOR(5)            FUND DIRECTOR
------------------------------------------------------------------------------------------------------------------------

Tom D. Seip (56)            Since the      General Partner, Seip                  56        Director, H&R Block, Inc.
Director                    Inception of   Investments LP (a private                        (financial services company)
                            the Fund(3)    investment partnership);                         since May 2001; Director,
                                           formerly, President and CEO,                     America One Foundation since
                                           Westaff, Inc. (temporary                         1998; formerly, Director,
                                           staffing), May 2001 to January                   Forward Management, Inc.
                                           2002; formerly, Senior                           (asset management company),
                                           Executive at the Charles                         1999 to 2006; formerly
                                           Schwab Corporation, 1983 to                      Director, E-Bay Zoological
                                           1999, including Chief                            Society, 1999 to 2003;
                                           Executive Officer, Charles                       formerly, Director, General
                                           Schwab Investment Management,                    Magic (voice recognition
                                           Inc. and Trustee, Schwab                         software), 2001 to 2002;
                                           Family of Funds and Schwab                       formerly, Director,
                                           Investments, 1997 to 1998, and                   E-Finance Corporation
                                           Executive Vice                                   (credit decisioning
                                           President-Retail Brokerage,                      services), 1999 to 2003;
                                           Charles Schwab Investment                        formerly, Director,
                                           Management, 1994 to 1997.                        Save-Daily.com (micro
                                                                                            investing services), 1999 to
                                                                                            2003.

FUND DIRECTOR WHO IS AN "INTERESTED PERSON"

Jack L. Rivkin* (66)        Since          Executive Vice President and           56        Director, Dale Carnegie and
President and Director      2002(3)        Chief Investment Officer,                        Associates, Inc. (private
                                           Neuberger Berman Inc. (holding                   company) since 1998;
                                           company) since 2002 and 2003,                    Director, Solbright, Inc.
                                           respectively; Managing                           (private company) since
                                           Director and Chief Investment                    1998.
                                           Officer, Neuberger since
                                           December 2005 and 2003,
                                           respectively; formerly,
                                           Executive Vice President,
                                           Neuberger, December 2002 to
                                           2005; Director and Chairman,
                                           Management since December
                                           2002; formerly, Executive Vice
                                           President, Citigroup
                                           Investments, Inc., September
                                           1995 to February 2002;
                                           formerly, Executive Vice
                                           President, Citigroup Inc.,
                                           September 1995 to February
                                           2002.

                                                                                       NEUBERGER BERMAN OCTOBER 31, 2006

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
                                                                             OVERSEEN BY      OTHER DIRECTORSHIPS HELD
NAME, AGE, ADDRESS(1) AND     LENGTH OF                                         FUND           OUTSIDE FUND COMPLEX BY
  POSITION(2) WITH FUND      TIME SERVED     PRINCIPAL OCCUPATION(S)(4)      DIRECTOR(5)            FUND DIRECTOR
------------------------------------------------------------------------------------------------------------------------
                                                        CLASS III

INDEPENDENT FUND DIRECTORS

Robert A. Kavesh (79)       Since the      Marcus Nadler Professor                56        Director, The Caring
Director                    Inception of   Emeritus of Finance and                          Community (not-for-profit);
                            the Fund(3)    Economics, New York University                   formerly, Director, DEL
                                           Stern School of Business;                        Laboratories, Inc.
                                           formerly, Executive                              (cosmetics and
                                           Secretary-Treasurer, American                    pharmaceuticals), 1978 to
                                           Finance Association, 1961 to                     2004; formerly, Director,
                                           1979.                                            Apple Bank for Savings, 1979
                                                                                            to 1990; formerly, Director,
                                                                                            Western Pacific Industries,
                                                                                            Inc., 1972 to 1986 (public
                                                                                            company).

Howard A. Mileaf (69)       Since the      Retired; formerly, Vice                56        Director, Webfinancial
Director                    Inception of   President and General Counsel,                   Corporation (holding
                            the Fund(3)    WHX Corporation (holding                         company) since December
                                           company), 1993 to 2001.                          2002; formerly, Director WHX
                                                                                            Corporation (holding
                                                                                            company), January 2002 to
                                                                                            June 2005; formerly,
                                                                                            Director, State Theatre of
                                                                                            New Jersey (not-for-profit
                                                                                            theater), 2000 to 2005;
                                                                                            formerly, Director, Kevlin
                                                                                            Corporation (manufacturer of
                                                                                            microwave and other
                                                                                            products).

Edward I. O'Brien (78)      Since the      Formerly, Member, Investment           56        Director, Legg Mason, Inc.
Director                    Inception of   Policy Committee, Edward                         (financial services holding
                            the Fund(3)    Jones, 1993 to 2001;                             company) since 1993;
                                           President, Securities Industry                   formerly, Director, Boston
                                           Association ("SIA")                              Financial Group (real estate
                                           (securities industry's                           and tax shelters), 1993 to
                                           representative in government                     1999.
                                           relations and regulatory
                                           matters at the federal and
                                           state levels), 1974 to 1992;
                                           Adviser to SIA, November 1992
                                           to November 1993.


DIRECTORS AND OFFICERS CONT'D

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN
                                                                            FUND COMPLEX
                                                                             OVERSEEN BY      OTHER DIRECTORSHIPS HELD
NAME, AGE, ADDRESS(1) AND     LENGTH OF                                         FUND           OUTSIDE FUND COMPLEX BY
  POSITION(2) WITH FUND      TIME SERVED     PRINCIPAL OCCUPATION(S)(4)      DIRECTOR(5)            FUND DIRECTOR
------------------------------------------------------------------------------------------------------------------------

William E. Rulon (74)       Since the      Retired; formerly, Senior Vice         56        Formerly, Director, Pro-Kids
Director                    Inception of   President, Foodmaker, Inc.                       Golf and Learning Academy
                            the Fund(3)    (operator and franchiser of                      (teach golf and computer
                                           restaurants) until January                       usage to "at risk"
                                           1997.                                            children), 1998 to 2006;
                                                                                            formerly, Director,
                                                                                            Prandium, Inc.
                                                                                            (restaurants), March 2001 to
                                                                                            July 2002.

Candace L. Straight (59)    Since the      Private investor and                   56        Director, Montpelier Re
Director                    Inception of   consultant specializing in the                   (reinsurance company) since
                            the Fund(3)    insurance industry; formerly,                    2006; Director, National
                                           Advisory Director, Securitas                     Atlantic Holdings
                                           Capital LLC (a global private                    Corporation (property and
                                           equity investment firm                           casualty insurance company)
                                           dedicated to making                              since 2004; Director, The
                                           investments in the insurance                     Proformance Insurance
                                           sector), 1998 to December                        Company (personal lines
                                           2003.                                            property and casualty
                                                                                            insurance company) since
                                                                                            March 2004; formerly,
                                                                                            Director, Providence
                                                                                            Washington Insurance Company
                                                                                            (property and casualty
                                                                                            insurance company), December
                                                                                            1998 to March 2006;
                                                                                            formerly, Director, Summit
                                                                                            Global Partners (insurance
                                                                                            brokerage firm), 2000 to
                                                                                            2005.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class
     III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2009, 2007, and 2008, respectively, and at each third annual meeting of stockholders thereafter.

(3) The Director has served since the Fund's inception except for Mr. Rivkin who has served as a Director since December 2002 for the Funds with an inception date of 2002. The inception date of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc. is 2002. The inception date of Neuberger Berman Realty Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Income Opportunity Fund Inc. is 2003. The inception date of Neuberger Berman Dividend Advantage Fund Inc. is 2004.

(4) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(5) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of Management and Neuberger.

** Barry Hirsch was elected as a Class II Director at the annual shareholder meeting on April 19, 2006. Mr. Hirsch passed away in July 2006. In August 2006, C. Anne Harvey, formerly a Class I Director of the Fund, was appointed as a Class II Director of the Fund.

                                                         NEUBERGER BERMAN OCTOBER 31, 2006

INFORMATION ABOUT THE OFFICERS OF THE FUND

                                   POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED         PRINCIPAL OCCUPATION(S)(2)
------------------------------------------------------------------------------------------

Andrew B. Allard (45)       Anti-Money Laundering        Senior Vice President, Neuberger
                            Compliance Officer since     since 2006; Deputy General
                            inception(3)                 Counsel, Neuberger since 2004;
                                                         formerly, Vice President,
                                                         Neuberger, 2000 to 2006;
                                                         formerly, Associate General
                                                         Counsel, Neuberger, 1999 to 2004;
                                                         Anti-Money Laundering Compliance
                                                         Officer, fifteen registered
                                                         investment companies for which
                                                         Management acts as investment
                                                         manager and administrator (seven
                                                         since 2002, three since 2003,
                                                         four since 2004 and one since
                                                         2005) and one registered
                                                         investment company for which
                                                         Lehman Brothers Asset Management
                                                         Inc. acts as investment adviser
                                                         (since 2006).

Michael J. Bradler (36)     Assistant Treasurer since    Vice President, Neuberger since
                            2005                         2006; Employee, Management since
                                                         1997; Assistant Treasurer,
                                                         fifteen registered investment
                                                         companies for which Management
                                                         acts as investment manager and
                                                         administrator (fifteen since
                                                         2005) and one registered
                                                         investment company for which
                                                         Lehman Brothers Asset Management
                                                         Inc. acts as investment adviser
                                                         (since 2006).

Claudia A. Brandon (50)     Secretary since the Fund's   Vice President-Mutual Fund Board
                            inception(3)                 Relations, Management since 2000
                                                         and Assistant Secretary since
                                                         2004; Vice President, Neuberger
                                                         since 2002 and Employee since
                                                         1999; Secretary, fifteen
                                                         registered investment companies
                                                         for which Management acts as
                                                         investment manager and
                                                         administrator (three since 1985,
                                                         four since 2002, three since
                                                         2003, four since 2004 and one
                                                         since 2005) and one registered
                                                         investment company for which
                                                         Lehman Brothers Asset Management
                                                         Inc. acts as investment adviser
                                                         (since 2006).

Robert Conti (50)           Vice President since the     Senior Vice President, Neuberger
                            Fund's inception(3)          since 2003; formerly, Vice
                                                         President, Neuberger, 1999 to
                                                         2003; Senior Vice President,
                                                         Management since 2000; Vice
                                                         President, fifteen registered
                                                         investment companies for which
                                                         Management acts as investment
                                                         manager and administrator (three
                                                         since 2000, four since 2002,
                                                         three since 2003, four since 2004
                                                         and one since 2005) and one
                                                         registered investment company for
                                                         which Lehman Brothers Asset
                                                         Management Inc. acts as
                                                         investment adviser (since 2006).

INFORMATION ABOUT THE OFFICERS OF THE FUND CONT'D

                                   POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED         PRINCIPAL OCCUPATION(S)(2)
------------------------------------------------------------------------------------------

Brian J. Gaffney (53)       Vice President since the     Managing Director, Neuberger
                            Fund's inception(3)          since 1999; Senior Vice
                                                         President, Management since 2000;
                                                         Vice President, fifteen
                                                         registered investment companies
                                                         for which Management acts as
                                                         investment manager and
                                                         administrator (three since 2000,
                                                         four since 2002, three since
                                                         2003, four since 2004 and one
                                                         since 2005) and one registered
                                                         investment company for which
                                                         Lehman Brothers Asset Management
                                                         Inc. acts as investment adviser
                                                         (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since    Senior Vice President, Neuberger
                            2005 (only for purposes of   since 2002; Deputy General
                            sections 307 and 406 of      Counsel and Assistant Secretary,
                            the Sarbanes-Oxley Act of    Neuberger since 2001; formerly,
                            2002)                        Vice President, Neuberger, 2001
                                                         to 2002; formerly, Associate
                                                         General Counsel, Neuberger, 2001;
                                                         formerly, Counsel, Neuberger,
                                                         2000; Secretary and General
                                                         Counsel, Management since 2004;
                                                         Chief Legal Officer (only for
                                                         purposes of sections 307 and 406
                                                         of the Sarbanes-Oxley Act of
                                                         2002), fifteen registered
                                                         investment companies for which
                                                         Management acts as investment
                                                         manager and administrator
                                                         (fifteen since 2005) and one
                                                         registered investment company for
                                                         which Lehman Brothers Asset
                                                         Management Inc. acts as
                                                         investment adviser (since 2006).

Sheila R. James (41)        Assistant Secretary since    Employee, Neuberger since 1999;
                            the Fund's inception(3)      Assistant Secretary, fifteen
                                                         registered investment companies
                                                         for which Management acts as
                                                         investment manager and
                                                         administrator (seven since 2002,
                                                         three since 2003, four since 2004
                                                         and one since 2005) and one
                                                         registered investment company for
                                                         which Lehman Brothers Asset
                                                         Management Inc. acts as
                                                         investment adviser (since 2006).

Kevin Lyons (51)            Assistant Secretary since    Employee, Neuberger since 1999;
                            2003(4)                      Assistant Secretary, fifteen
                                                         registered investment companies
                                                         for which Management acts as
                                                         investment manager and
                                                         administrator (ten since 2003,
                                                         four since 2004 and one since
                                                         2005) and one registered
                                                         investment company for which
                                                         Lehman Brothers Asset Management
                                                         Inc. acts as investment adviser
                                                         (since 2006).

                                                        NEUBERGER BERMAN OCTOBER 31, 2006

                                   POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED         PRINCIPAL OCCUPATION(S)(2)
---------------------------------------------------------------------------------------
John M. McGovern (36)       Treasurer and Principal      Vice President, Neuberger since
                            Financial and Accounting     2004; Employee, Management since
                            Officer since 2005; prior    1993; Treasurer and Principal
                            thereto, Assistant           Financial and Accounting Officer,
                            Treasurer since the Fund's   fifteen registered investment
                            inception(3)                 companies for which Management
                                                         acts as investment manager and
                                                         administrator (fifteen since
                                                         2005) and one registered
                                                         investment company for which
                                                         Lehman Brothers Asset Management
                                                         Inc. acts as investment adviser
                                                         (since 2006); formerly, Assistant
                                                         Treasurer, fifteen registered
                                                         investment companies for which
                                                         Management acts as investment
                                                         manager and administrator, 2002
                                                         to 2005.

Frank Rosato (35)           Assistant Treasurer since    Vice President, Neuberger since
                            2005                         2006; Employee, Management since
                                                         1995; Assistant Treasurer,
                                                         fifteen registered investment
                                                         companies for which Management
                                                         acts as investment manager and
                                                         administrator (fifteen since
                                                         2005) and one registered
                                                         investment company for which
                                                         Lehman Brothers Asset Management
                                                         Inc. acts as investment adviser
                                                         (since 2006).

Frederic B. Soule (60)      Vice President since the     Senior Vice President, Neuberger
                            Fund's inception(3)          since 2003; formerly, Vice
                                                         President, Neuberger, 1999 to
                                                         2003; Vice President, fifteen
                                                         registered investment companies
                                                         for which Management acts as
                                                         investment manager and
                                                         administrator (three since 2000,
                                                         four since 2002, three since
                                                         2003, four since 2004 and one
                                                         since 2005) and one registered
                                                         investment company for which
                                                         Lehman Brothers Asset Management
                                                         Inc. acts as investment adviser
                                                         (since 2006).

INFORMATION ABOUT THE OFFICERS OF THE FUND CONT'D

                                   POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED         PRINCIPAL OCCUPATION(S)(2)
---------------------------------------------------------------------------------------

Chamaine Williams (35)      Chief Compliance Officer     Vice President, Lehman Brothers
                            since 2005                   Inc. since 2003; Chief Compliance
                                                         Officer, fifteen registered
                                                         investment companies for which
                                                         Management acts as investment
                                                         manager and administrator
                                                         (fifteen since 2005) and one
                                                         registered investment company for
                                                         which Lehman Brothers Asset
                                                         Management Inc. acts as
                                                         investment adviser (since 2005);
                                                         Chief Compliance Officer, Lehman
                                                         Brothers Asset Management Inc.
                                                         since 2003; Chief Compliance
                                                         Officer, Lehman Brothers
                                                         Alternative Investment Management
                                                         LLC since 2003; formerly, Vice
                                                         President, UBS Global Asset
                                                         Management (US) Inc. (formerly,
                                                         Mitchell Hutchins Asset
                                                         Management, a wholly-owned
                                                         subsidiary of PaineWebber Inc.),
                                                         1997 to 2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(3) The officer has served since the Fund's inception. The inception date of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc. is 2002. The inception date of Neuberger Berman Realty Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Income Opportunity Fund Inc. is 2003. The inception date of Neuberger Berman Dividend Advantage Fund Inc. is 2004.

(4) For Neuberger Berman Dividend Advantage Fund Inc., the officer has served since the Fund's inception in May.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

MARYLAND ANTI-TAKEOVER STATUTES

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that "control shares" of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a special meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or directors who are employees of the corporation). "Control shares" are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily-defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation's securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. The Fund is not aware of any shareholder that holds control shares or that is an interested shareholder under the statutes.

NOTICE TO SHAREHOLDERS

The Fund hereby designates $28,295,937 as a capital gain distribution.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Directors ("Board") of Neuberger Berman Real Estate Securities Income Fund Inc. ("Fund"), including the Directors who are not "interested persons" of the Fund ("Independent Fund Directors"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio manager. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and has reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio manager. The Board noted the difficulty of constructing an appropriate peer group. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS CONT'D

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees. The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual waiver of a portion of the management fee undertaken by Management.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to a comparable sub-advised fund and comparable separate accounts to the fees charged to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged between the Fund and the comparable sub-advised fund and comparable separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund was a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Management in managing the Fund's assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

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

                  This page has been left blank intentionally

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
INTERNAL SALES & SERVICES
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

[GRAPHIC] D0501 12/06

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman Real Estate Securities Income Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on July 10, 2006. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are independent directors as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees
    ----------

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $31,250 and $33,500 for the fiscal years ended 2005 and 2006, respectively.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $6,000 and $6,250 for the fiscal years ended 2005 and 2006, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2005 and 2006, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $8,700 and $9,500 for the fiscal years ended 2005 and 2006, respectively. The nature of the services provided was tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2005 and 2006, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning by E&Y that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
    ---------------------------------

Not applicable.

(g) Non-Audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant were $14,700 and $15,750 for the fiscal years ended 2005 and 2006, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $160,650 and $126,000 for the fiscal years ended 2005 and 2006, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Board has established a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board has  delegated  to  Neuberger  Berman,  LLC  ("Neuberger  Berman") the
responsibility to vote proxies related to the securities held in the Registrant's portfolio. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Registrant. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) The following Portfolio Manager has day-to-day management responsibility of the Registrant's portfolio as of the date of the filing of this report.

      STEVEN BROWN is a Vice President of Neuberger Berman Management Inc. ("NB Management") and a Managing Director of Neuberger Berman. He has been a Portfolio Manager with the firm since 2002 and has been part of the Registrant's management team since its inception. From 1997 to 2002, Mr. Brown was a co-portfolio manager at an investment firm specializing in securities of REITs.

(a)(2) The table below describes the other accounts for which the Portfolio Manager has day-to-day management responsibility as of October 31, 2006.

                                              NUMBER OF
                                  TOTAL        ACCOUNTS     ASSETS MANAGED FOR
                     NUMBER      ASSETS      MANAGED FOR    WHICH ADVISORY FEE
                     OF          MANAGED    WHICH ADVISORY          IS
                     ACCOUNTS      ($           FEE IS       PERFORMANCE-BASED
  TYPE OF ACCOUNT     MANAGED   MILLIONS)  PERFORMANCE-BASED   ($ MILLIONS)

STEVEN R. BROWN
Registered
Investment
Companies*                6       1,841           0                 0

Other Pooled
Investment Vehicles       0           0           0                 0

Other Accounts**        135        55.5           0                 0

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include:  Institutional  Separate  Accounts,  Sub-Advised,  and
Managed Accounts (WRAP).


Conflicts of Interest
---------------------

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. NB Management, Neuberger Berman and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of October 31, 2006)
       -------------------------------------

A portion of the compensation paid to the Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Manager is paid a base salary that is not dependent on performance. The Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Manager's compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.


NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.


In addition, there are additional stock and option award programs available.


NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

(a)(4) Ownership of Securities
       -----------------------

Set forth below is the dollar range of equity securities beneficially owned by the Portfolio Manager in the Registrant as of October 31, 2006.

                 -------------------------------------------------

                                      DOLLAR RANGE OF EQUITY
                  PORTFOLIO MANAGER   SECURITIES OWNED IN THE
                                      REGISTRANT
                 -------------------------------------------------

                 Steven R. Brown                   A
                 -------------------------------------------------
                 A = None                  E = $100,001-$500,000
                 B = $1-$10,000            F = $500,001-$1,000,000
                 C = $10,001 - $50,000     G = $1,000,001 or More
                 D =$50,001-$100,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A copy of the Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-21421 (filed July 10,
       2006).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are filed herewith.

(a)(3) Not applicable to the Registrant.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.


By: /s/ Peter E. Sundman
    --------------------
      Peter E. Sundman
      Chief Executive Officer

Date: January 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    --------------------
      Peter E. Sundman
      Chief Executive Officer

Date: January 4, 2007



By: /s/ John M. McGovern
    --------------------
      John M. McGovern
      Treasurer and Principal Financial
      and Accounting Officer

Date:  January 4, 2007